EXHIBIT 10.13

DEBT CONVERSION AGREEMENT

THIS DEBT CONVERSION AGREEMENT (this “Agreement”), is entered into as of May 20, 2005 (the “Closing Date”), by and among Sequiam Corporation, a California corporation (the “Company”), and Walter H. Sullivan III (“Sullivan” or the “Lender”).

RECITALS

WHEREAS, On November 19, 2004, the Company made that certain promissory note, dated as of November 19, 2004, in favor of Sullivan and in the principal amount of $100,000 (the “Sullivan Note”);

WHEREAS, The Company has requested the Lender to convert the outstanding principal balance of the Note into shares of the common stock, par value $.001 per share, of the Company (the “Shares”), on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, The Lender is willing to convert the outstanding principal balance of the Note into the Shares, on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE 7
CERTAIN DEFINITIONS

7.1    CERTAIN DEFINITIONS. The following capitalized terms have the meanings set forth below:

(a)    “Commission” means the Securities and Exchange Commission.

(b)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(c)    “Governmental Authority” means any government, political subdivision or governmental or regulatory authority, agency, board, bureau, commission, instrumentality or court or quasi-governmental authority (in each case, whether federal, state or local and whether domestic or foreign).

(d)    “Laws” means, collectively, all statutes, laws, codes and ordinances, and any rules or regulations of any Governmental Authority (in each case, whether federal, state or local and whether foreign or domestic).

(e)    “Liens” means any lien, encumbrance, change, security interest, restriction (including any restriction on voting rights or disposition), equity, claim or third party right of any nature whatsoever.

(f)    “Person” means any natural person, corporation, trust, partnership, limited liability company or partnership, joint venture, unincorporated organization, Governmental Authority, or other entity.

(g)    “Registrable Securities” means: (i) the Shares to be issued to the Lender under this Agreement; (ii) any Shares issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, such Shares; and (iii) 11,138,268 Shares of the Company which are either (A) currently held by the Lender; or (B) are issuable upon exercise of outstanding common stock purchase warrants held by the Lender.

(h)    “Rule 144” means Rule 144 of the Commission’s General Rules and Regulations under the Securities Act, or any similar or substitute rule permitting the sale of restricted securities that may hereafter be adopted by the Commission.

(i)    “Securities Act” means the Securities Act of 1933, as amended.

ARTICLE 8
ISSUANCE OF THE SHARES

8.1    ISSUANCE OF THE SHARES. Upon the terms and subject to the conditions of this Agreement, on the Closing Date, the Lender hereby agrees to convert the principal and accrued interest of $2,375.00 on their respective Note into the Shares at a conversion price of $.14 per share (the “Debt Conversion”). As a result of the Debt Conversion, the Note will be cancelled and the Lender will be the holder of an aggregate of 731,252 Shares.

8.2    DELIVERIES. On the Closing Date, the Lender shall deliver its respective Note for cancellation and payment for the Shares it acquires in the Debt Conversion (as described above in Section 2.1) and the Company shall deliver to the Lender certificates representing the Shares to which the lender is entitled as a result of the Debt Conversion.

ARTICLE 9
REPRESENTATIONS AND WARRANTIES

9.1    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

(a)    The Company has been duly organized and is validly existing as a corporation in good standing under the laws of its state of incorporation, with full power and authority (corporate and other) to own, lease and operate its properties and assets and to conduct its business, as it is now being conducted. The Company is qualified to do business as a foreign corporation and is in good standing in each jurisdiction of the United States, or any other country, state, province, or political subdivision in which the character of the business conducted by it or the nature of the properties owned or leased by it makes such qualification necessary for the conduct of its business, except where the failure to so qualify would not have a material adverse effect on the Company.

(b)    The Company has full right, power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms.

(c)    No consent, approval or authorization of, or registration, qualification or filing with, any Governmental Authority or any other Person is required to be made by the Company in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by it of the transactions contemplated by this Agreement.

(d)    The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby and thereby, do not and will not: (i) violate or conflict with the organizational documents of the Company; (ii) assuming that the consents and approvals referred to in Schedule 3.1(c) are duly obtained, (A) violate, conflict with or result in a breach any of the provisions of or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration or the creation of Lien upon any of the assets or properties of the Company or any of its subsidiaries under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound or to which the Company or any of its subsidiaries or any of its respective properties or assets may be subject; or (B) violate any Law, judgment, ruling, order, writ, injunction or decree applicable to the Company or any of its subsidiaries or any of its respective properties or assets.

(e)    The Company has duly authorized the issuance of the Shares to the Lender or their designee by all necessary corporate action and, when paid for in accordance with the terms of this Agreement, the Shares will be validly issued and outstanding, fully paid and nonassessable, free and clear of all Liens, including any preferential rights of other shareholders of any nature or third parties and the Lender or their designee will be entitled to all rights accorded to a holder of the Shares.

(f)    The Company is not in violation of any Law, judgment, ruling, order, writ, injunction or decree to which it may be subject and the business of the Company has been and is presently being conducted in accordance with all applicable Laws, except where the failure to be in accordance would not have a material adverse effect on the Company. The Company has received all franchises, permits, licenses, consents and other authorizations and approvals of all Governmental Authorities necessary for the conduct of its business as now being conducted by it, except where the failure to receive such franchises, permits, licenses, consents and other authorizations and approvals would not have a material adverse effect on the Company.

(g)    The Company has duly filed with the Commission all reports (individually a “SEC Report” and collectively the “SEC Reports”) required to be filed by it under the Securities Act and the Exchange Act. The consolidated financial statements of the Company and the related Note contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31. 2003 and its Quarterly Report on Form l0-Q for the quarter ended September 30, 2004, present fairly the consolidated financial position of the Company as of the dates indicated therein and the consolidated results of its operations and cash flows for the periods therein specified. Such financial statements (including the related Note) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified. The SEC Reports complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, as of their respective filing or effective dates, and the information contained therein was true and correct in all material respects as of the date or effective date of such documents and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h)    There is no action, suit, claim, investigation or proceeding (“Litigation”) pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which questions the validity of this Agreement and the transactions contemplated by this Agreement, or any action taken or to be taken pursuant to this Agreement. Except as disclosed in the SEC Reports, there is no Litigation pending or, to the knowledge of the Company, threatened, against or involving the Company or any of its subsidiaries or any of its respective properties or assets, or any outstanding orders, judgments, injunctions, awards or decrees of any Governmental Authority against the Company or any of its subsidiaries.

9.2    REPRESENTATIONS AND WARRANTIES OF THE LENDER.

(a)    The Lender acknowledge that the offer, issuance and sale to it of the Shares is intended to be exempt from the registration requirements of the Securities Act, pursuant to the provisions of Regulation D promulgated by the Commission under the Securities Act.

(b)    The Lender is an “accredited investor,” as such term is defined in Rule 501(a) of the Commission’s General Rules and Regulations under the Securities Act.

(c)    Without limiting or conditioning the Representations and Warranties of the Company contained in Section 3.1 above, the Lender acknowledge that: (i) during the course of the transaction and prior to this Agreement they have received information relating to the Company; (ii) they have been given a reasonable opportunity to ask questions of and receive answers from the Company and its representatives concerning the Company; (iii) they have reviewed the SEC Reports of the Company; and (iv) they have the requisite knowledge and experience in financial business matters to be capable of evaluating the merits and risks of investing in the Company;

(d)    It is the present intention of the Lender that the Shares being acquired by the Lender are for the accounts of the Lender or their designee and not with a present view to or for sale in connection with any distribution thereof.

The Lender understand that: (i) the issuance of the Shares to the Lender has not been registered under the Securities Act; (ii) they may not sell, pledge, hypothecate or otherwise transfer the Shares or any interest therein except in a transaction which is registered under the Securities Act or which is exempt from the registration requirements of the Securities Act; and (iii) The Company will make a notation on the certificate evidencing the Shares and shall instruct its transfer agent to such effect.

ARTICLE 10
CONDITIONS

10.1   CONDITIONS TO OBLIGATIONS OF THE LENDER. The obligation of the Lender to consummate the transactions contemplated by this Agreement is subject to the satisfaction of each and every one of the following conditions on or prior to the Closing Date, any or all which may be waived in whole or in part by the Lender:

(a)    The representations and warranties of the Company contained in this Agreement will be true and correct in all material respects as of the Closing Date.

(b)    The Company will have performed and complied, in all material respects, with all agreements and conditions required by this Agreement to be performed and complied with by them prior to or on the Closing Date.

(c)    The Company will have delivered to the Lender, stock certificates, in the name of the Lender or its designee, evidencing the Shares.

10.2    CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligation of the Company to consummate the transactions contemplated by this Agreement is subject to the satisfaction of each and every one of the following conditions on or prior to the Closing Date, any or all of which may be waived, in whole or in part by the Company:

(a)    The representations and warranties of the Lender contained in this Agreement will be true and correct in all material respects as of the Closing Date.

(b)    The Lender will have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by the Lender prior to or on the Closing Date.

(c)     The Lender shall have delivered to the Company for cancellation their Note.

ARTICLE 11
SURVIVAL AND INDEMNIFICATION

11.1    RELIANCE ON AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of the parties in this Agreement, and in any of the certificates, documents or other agreements delivered in connection with this Agreement, will: (a) be deemed to have been relied upon by the parties, notwithstanding any investigation hereto or hereafter made by any party; and (b) will survive the execution and delivery of this Agreement.

11.2    INDEMNIFICATION.

(a)    The Company shall indemnify the Lender and hold them harmless, upon demand, from and against any losses, damages, costs, claims, expenses and liabilities, including, without limitation, reasonable attorneys’, paralegals' and accountants' fees and expenses, before and at trial and at all appellate levels (individually and collectively, “Losses”), which the Lender may sustain, suffer or incur arising from or in connection with the Company’s material breach any covenant, representation, warranty, agreement, obligation or undertaking of the Company hereunder or in any other documents, instruments and agreements contemplated hereby.

(b)    The Lender shall indemnify the Company and hold it harmless, upon demand, from and against any Losses which the Company may sustain, suffer or incur arising from or in connection with the Lender’s material breach any covenant, representation, warranty, agreement, obligation or undertaking of the Lender hereunder or in any other documents, instruments and agreements contemplated hereby.

(c)    A party hereunder shall have no liability under this Agreement to indemnify under either Section 6.2(a) or Section 6.2(b) above, in each case unless the party against whom such claim is asserted (the “Indemnifying Party”) receives notice of claim in writing from the party seeking indemnification (the “Indemnified Party”).

(d)    All third party claims by any Indemnified Party hereunder shall be asserted and resolved in accordance with the following provisions. If any claim or demand for which an Indemnifying Party would be liable to an Indemnified Party is asserted against or sought to be collected from such Indemnified Party by such third party, said Indemnified Party shall with reasonable promptness notify in writing the Indemnifying Party of such claim or demand stating with reasonable specificity the circumstances of the Indemnified Party’s claim for indemnification; provided, however, that any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are actually prejudiced or to the extent that any applicable period set forth in Section 6.2(c) has expired without such notice being given. After receipt by the Indemnifying Party of such notice, then upon reasonable notice from the Indemnifying Party to the Indemnified Party, or upon the request of the Indemnified Party, the Indemnifying Party shall defend, manage and conduct any proceedings, negotiations or communications involving any claimant whose claim is the subject of the Indemnified Party’s notice to the Indemnifying Party as set forth above, and shall take all actions necessary, including but not limited to the posting of such bond or other security as may be required by any governmental authority, so as to enable the claim to be defended against or resolved without expense or other action by the Indemnified Party. The Indemnifying Party shall not, without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed), settle, compromise or offer to settle or compromise any such claim or demand on a basis which would result in the imposition of a consent order, injunction or decree which would restrict the future activity or conduct of the Indemnified Party or any subsidiary or not result in a full release of the Indemnified Party. Upon request of the Indemnifying Party, the Indemnified Party shall, to the extent it may legally do so and to the extent that it is compensated in advance by the Indemnifying Party for any costs and expenses thereby incurred:

(i)    take such action as the Indemnifying Party may reasonably request in connection with such action;

(ii)    allow the Indemnifying Party to dispute such action in the name of the Indemnified Party and to conduct a defense to such action on behalf of the Indemnified Party; and

(iii)    render to the Indemnifying Party all such assistance as the Indemnifying Party may reasonably request in connection with such dispute and defense.

ARTICLE 12
MISCELLANEOUS

12.1    ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and terminates any prior communication, agreement or understanding, whether written or oral. This Agreement may be modified only by a writing signed by all parties.

12.2    ASSIGNMENTS. No party shall assign his or its rights or obligations under this Agreement without the prior written consent of each party to this Agreement, which consent can be withheld in the sole discretion of any party.

12.3    BINDING EFFECT. All of the terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, personal representatives, legal representatives, heirs, successors and permitted assigns, whether so expressed or not.

12.4    BROKERS. the parties represents and warrants that such party has dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement, and, insofar as such party knows, no broker or other person is entitled to any commission or finder’s fee in connection with any transaction or entity. The parties each agree to indemnify and hold one another harmless against any loss, liability, damage, cost, claim or expense incurred by reason of any brokerage commission or finder’s fee alleged to be payable because of any act, omission or statement of the indemnifying party

12.5    EQUITABLE REMEDIES. the parties acknowledges that the parties will be irreparably damaged (and damages at law would be an inadequate remedy) if this Agreement is not specifically enforced. Therefore, in the event of a breach or threatened breach by any party of any provision of this Agreement, then the other parties shall be entitled, in addition to all other rights or remedies, (a) to an injunction restraining such breach, without being required to show any actual damage or to post an injunction or other bond, or (b) to a decree for specific performance of the provisions of this Agreement, or both.

12.6    EXPENSES. Except as otherwise provided in this Agreement, the parties shall bear and pay all direct costs and expenses incurred by it or on its behalf in connection with the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of its own financial or other consultants, investment bankers, accountants, and counsel.

12.7    SECTION HEADINGS. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

12.8    EXECUTION IN COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in several counterparts, which shall be an original and all of which together shall constitute one and the same instrument. Facsimile signatures hereto or signed signature pages transmitted and received by facsimile shall have the same legal force and effect as original signatures.

12.9    FURTHER ASSURANCES. The parties hereby agree from time to time to execute and deliver such further and other transfers, assignments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.

12.10    JURISDICTION AND VENUE. The parties acknowledge that a substantial portion of the negotiations, anticipated performance and execution of this Agreement occurred or shall occur in Orange County, Florida. Any civil action or legal proceeding arising out of or relating to this Agreement shall be brought in the courts of record of the State of Florida in Orange County or the United States District Court, Middle District of Florida. Each party consents to the jurisdiction of such Florida court in any such civil action or legal proceeding and waives any objection to the laying of venue of any such civil action or legal proceeding in such Florida court. Service of any court paper may be effected on such party by mail, as provided in this Agreement, or in such other manner as may be provided under applicable laws, rules of procedure or local rules.

12.11    GOVERNING LAW. This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Florida without regard to principles of conflicts of laws.

12.12    ATTORNEYS' FEES. The prevailing party in any dispute with respect to this Agreement shall be entitled to recover from the other party all of its reasonable costs and expenses incurred in connection with such dispute, including, but not limited to, reasonable attorneys’, paralegals’, accountants’ and other professionals' fees and costs incurred before and at trial, at any other proceeding, at all appellate levels and whether or not suit or any other proceeding is brought.

12.13    SEVERABILITY. If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby. If any provision of this Agreement may be construed in two or more ways, one of which would render the provision invalid or otherwise voidable or unenforceable and another of which would render the provision valid and enforceable, such provision shall have the meaning which renders it valid and enforceable.

12.14    JURY WAIVER. IN ANY CIVIL ACTION, COUNTERCLAIM, OR PROCEEDING, WHETHER AT LAW OR IN EQUITY, WHICH ARISES OUT OF, CONCERNS, OR RELATES TO THIS AGREEMENT, ANY AND ALL TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE PERFORMANCE OF THIS AGREEMENT, OR THE RELATIONSHIP CREATED BY THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, TRIAL SHALL BE TO A COURT OF COMPETENT JURISDICTION AND NOT TO A JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT, AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THIS AGREEMENT OF THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. NEITHER PARTY HAS MADE OR RELIED UPON ANY ORAL REPRESENTATIONS TO OR BY ANY OTHER PARTY REGARDING THE ENFORCEABILITY OF THIS PROVISION. EACH PARTY HAS READ AND UNDERSTANDS THE EFFECT OF THIS JURY WAIVER PROVISION. EACH PARTY ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY ITS OWN COUNSEL WITH RESPECT TO THE TRANSACTION GOVERNED BY THIS AGREEMENT AND SPECIFICALLY WITH RESPECT TO THE TERMS OF THIS SECTION.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE COMPANY:

SEQUIAM CORPORATION

By:	/s/ Nicholas VandenBrekel
Name:	Nicholas VandenBrekel
Title:	CEO

THE LENDER:
/s/ Walter H. Sullivan III
Walter H. Sullivan III